PRESS RELEASE
ATLANTIC CAPITAL BANCSHARES, INC. REPORTS THIRD QUARTER 2018 RESULTS
Atlanta, GA - October 25, 2018 - Atlantic Capital Bancshares, Inc. (NASDAQ: ACBI) announced net income of $6.5 million, or $0.25 per diluted share, for the third quarter of 2018, compared to $8.2 million, or $0.31 per diluted share, in the second quarter of 2018. Operating net income for the third quarter of 2018 was $6.5 million, compared to $6.9 million in the second quarter of 2018.
Net income for the first nine months of 2018 was $19.7 million, or $0.75 per diluted share, compared to $11.6 million, or $0.45 per diluted share, for the first nine months of 2017. Operating net income for the first nine months of 2018 was $18.4 million, or $0.71 per diluted share, compared to $11.6 million, or $0.45 per diluted share, for the first nine months of 2017.
Third Quarter Highlights(1)

•	Grew loans held for investment $104 million, or 21.5% annualized, compared to the second quarter of 2018.

•	Grew average deposits $118 million, or 22.1% annualized, compared to the second quarter of 2018.

•	Decreased noninterest expense $766,000 to $16.6 million compared to the second quarter of 2018.

•	Improved efficiency ratio to 64.8% compared to 67.7% in the second quarter of 2018.

•	Reported nonperforming assets to total assets of 0.13%.
“With record loan and deposit growth in the third quarter, Atlantic Capital is well positioned for above average growth in strong markets, further improvement in profitability, and superior through-the-cycle credit quality,” remarked Douglas Williams, President and Chief Executive Officer.
Income Statement
Net interest income increased to $22.7 million in the third quarter of 2018 from $22.1 million in the second quarter of 2018, primarily as a result of higher loan balances in the third quarter. Net accretion income on acquired loans totaled $336,000 in the third quarter of 2018 compared to $331,000 in the second quarter of 2018.
Net interest margin was 3.47% in the third quarter of 2018, a decrease of 7 basis points from the second quarter of 2018, as a result of an increase in cash balances from higher deposit balances and a higher cost of deposits. The accretion from the acquired loan discount and amortization of time deposit premium contributed 6 basis points to the net interest margin in the third quarter of 2018 compared to 7 basis points in the second quarter of 2018.
Loan yields in the third quarter of 2018 increased 2 basis points to 4.97% from the second quarter of 2018. The benefit to loan yields from higher rates was reduced in the third quarter mainly due to the limited increases in 1 month LIBOR during most of the third quarter.
The cost of total deposits in the third quarter of 2018 was 0.77%, an increase of 8 basis points from the second quarter of 2018. The cost of interest bearing deposits increased 15 basis points to 1.12% from the second quarter of 2018, driven by an increase in short term interest rates and competitive pressure.
The provision for loan losses was $845,000 in the third quarter of 2018, an increase compared to ($173,000) in the second quarter of 2018, primarily as a result of an increase in loan balances partially offset by improved credit quality.
Noninterest income totaled $3.1 million in the third quarter of 2018 compared to $5.3 million in the second quarter of 2018. The second quarter included a gain of $1.7 million from the sale of Southeastern Trust Company and $507,000 in trust income earned prior to the sale.

(1) Commentary is on a fully taxable-equivalent basis unless otherwise noted. Consistent with SEC guidance in Industry Guide 3 that contemplates the calculation of tax-exempt income on a tax equivalent basis, net interest income and net interest margin are provided on a fully taxable-equivalent basis, which generally assumes a 21% marginal tax rate for 2018 and 35% for 2017 and prior. We provide detailed reconciliations in the Non-GAAP Performance and Financial Measures Reconciliation table beginning on page 12.

SBA income totaled $882,000, a decrease of $115,000 from the second quarter of 2018 due to a decrease in premiums on the sale of SBA loans and the resulting decision to hold the guaranteed portion of some loans.
Noninterest expense totaled $16.6 million in the third quarter of 2018, a decrease of $766,000 compared to $17.4 million in the second quarter of 2018. Salaries and employee benefits expense decreased by $769,000 to $10.2 million, primarily from the savings associated with the sale of the trust company, lower incentive expense and lower payroll taxes.
Balance Sheet
Total loans held for investment were $2.04 billion at September 30, 2018, an increase of $104.4 million from June 30, 2018. This included growth of $59.6 million in commercial and industrial and owner occupied commercial real estate loans from June 30, 2018.
At September 30, 2018, the allowance for loan losses was $20.4 million, or 1.00% of loans held for investment, compared to $19.6 million, or 1.01% of loans held for investment as of June 30, 2018. Annualized net charge-offs to average loans were 0.00% in the third quarter of 2018 compared to 0.03% in the second quarter of 2018. Nonperforming assets totaled $3.7 million, or 0.13% of total assets, as of September 30, 2018, compared to $3.7 million, or 0.14% of total assets, as of June 30, 2018.
Total average deposits for the third quarter of 2018 were $2.25 billion, an increase of $118.2 million from the second quarter of 2018. This increase included some increases in large, temporary deposits that we anticipate to decrease in late 2018 and early 2019. Average transaction deposits, which includes DDA and NOW accounts, increased $90.1 million in the third quarter of 2018, compared to the second quarter.
Earnings Conference Call
The Company will host a conference call at 9:30 a.m. EST on Friday, October 26, 2018, to discuss the financial results for the quarter ended September 30, 2018. Individuals wishing to participate in the conference call may do so by dialing 844.868.8848 from the United States and entering Conference ID 89772886. The call will also be available live via webcast on the Investor Relations page of the Company's website, www.atlanticcapitalbank.com.
Non-GAAP Financial Measures
Statements included in this press release include non-GAAP financial measures and should be read along with the accompanying tables, which provide a reconciliation of non-GAAP financial measures to GAAP financial measures. Atlantic Capital management uses non-GAAP financial measures, including: (i) operating net income; (ii) operating noninterest income; (iii) taxable equivalent interest income; (iv) taxable equivalent net interest income; (v) taxable equivalent net interest margin; (vi) operating income before taxes; (vii) operating income tax expense; (viii) operating return on average assets; (ix) operating return on average equity; (x) tangible common equity; (xi) tangible book value per common share; (xii) efficiency ratio; and (xiii) operating diluted earnings per share, in its analysis of the Company's performance. Operating net income excludes the net gain on the sale of the trust company and the revaluation of net deferred tax assets. Tangible common equity excludes goodwill and other intangible assets from shareholders' equity.
Management believes that non-GAAP financial measures provide a greater understanding of ongoing performance and operations, and enhance comparability with prior periods. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as determined in accordance with GAAP, and investors should consider Atlantic Capital’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP. Non-GAAP financial measures may not be comparable to non-GAAP financial measures presented by other companies.

Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements represent plans, estimates, objectives, goals, guidelines, expectations, intentions, projections and statements of our beliefs concerning future events, business plans, objectives, expected operating results and the assumptions upon which those statements are based. Forward-looking statements include without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and are typically identified with words such as “may,” “could,” “should,” “will,” “would,” “believe,” “anticipate,” “estimate,” “project,” “expect,” “intend,” “plan,” or words or phases of similar meaning. Forward-looking statements may include, among other things, statements about Atlantic Capital’s confidence in its strategies and its expectations about financial performance, market growth, market and regulatory trends and developments, acquisitions and divestitures, new technologies, services and opportunities and earnings. The forward-looking statements are based largely on Atlantic Capital’s expectations and are subject to a number of known and unknown risks and uncertainties that are subject to change based on factors which are, in many instances, beyond Atlantic Capital’s control. Atlantic Capital undertakes no obligation to publicly update any forward-looking statement to reflect developments occurring after the statement is made, except as otherwise required by law. Actual results, performance or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements as a result of, among other factors, the risks and uncertainties described in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Atlantic Capital’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Please refer to the SEC’s website at www.sec.gov where you can review those documents.
About Atlantic Capital Bancshares
Atlantic Capital Bancshares, Inc. is a $2.88 billion publicly traded bank holding company headquartered in Atlanta, Georgia. Atlantic Capital offers banking, treasury management, capital markets and mortgage services to privately held companies and individuals in Atlanta, eastern Tennessee, and northwest Georgia. Atlantic Capital also provides specialized financial services to select clients nationally.

Media Contact:
Ashley Carson
Email: ashley.carson@atlcapbank.com
Phone: 404-995-6050

Financial Contact:
Patrick Oakes
Email: patrick.oakes@atlcapbank.com
Phone: 404-995-6050

ATLANTIC CAPITAL BANCSHARES, INC.
Selected Financial Information

	2018			2017		For the nine months ended September 30,
(in thousands, except share and per share data; taxable equivalent)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	2018	2017
INCOME SUMMARY
Interest income (1)	$28,616	$27,444	$26,085	$25,350	$24,566	$82,145	$71,827
Interest expense	5,956	5,332	4,465	4,028	4,060	15,753	11,101
Net interest income	22,660	22,112	21,620	21,322	20,506	66,392	60,726
Provision for loan losses	845	(173)	772	282	322	1,444	2,936
Net interest income after provision for loan losses	21,815	22,285	20,848	21,040	20,184	64,948	57,790
Operating noninterest income (2)	3,066	3,650	3,983	3,568	3,477	10,699	12,621
Noninterest expense	16,595	17,361	18,392	20,594	17,504	52,348	52,871
Operating income before income taxes (2)	8,286	8,574	6,439	4,014	6,157	23,299	17,540
Operating income tax expense (3)	1,773	1,684	1,401	1,953	2,105	4,858	5,929
Operating net income (2)(3)	6,513	6,890	5,038	2,061	4,052	18,441	11,611
Net gain on sale of trust company, net of income tax	—	1,261	—	—	—	1,261	—
Revaluation of net deferred tax asset	—	—	—	17,398	—	—	—
Net income (loss) - GAAP	$6,513	$8,151	$5,038	$(15,337)	$4,052	$19,702	$11,611

PER SHARE DATA
Diluted earnings (loss) per share - GAAP	$0.25	$0.31	$0.19	$(0.60)	$0.16	$0.75	$0.45
Diluted earnings per share - operating (2)(3)	0.25	0.26	0.19	0.08	0.16	0.71	0.45
Book value per share	12.27	12.14	11.91	11.99	12.63	12.27	12.63
Tangible book value per common share (4)	11.37	11.23	10.98	11.05	11.67	11.37	11.67

PERFORMANCE MEASURES
Return on average equity - GAAP	8.07%	10.46%	6.66%	(18.66)%	4.96%	8.41%	4.91%
Return on average equity - operating (2)(3)	8.07	8.84	6.66	2.51	4.96	7.87	4.91
Return on average assets - GAAP	0.92	1.20	0.76	(2.24)	0.60	0.96	0.57
Return on average assets - operating (2)(3)	0.92	1.02	0.76	0.30	0.60	0.90	0.57
Taxable equivalent net interest margin	3.47	3.54	3.51	3.39	3.26	3.50	3.24
Efficiency ratio	64.75	67.65	72.13	83.45	73.65	68.17	72.77

CAPITAL
Average equity to average assets	11.41%	11.50%	11.34%	11.99%	11.99%	11.42%	11.63%
Tangible common equity to tangible assets	10.38	10.99	10.50	9.91	11.48	10.38	11.48
Tier 1 capital ratio	11.8 (6)	12.0	11.3	11.2	11.3	11.8 (6)	11.3
Total risk based capital ratio	14.7 (6)	15.0	14.3	14.1	14.3	14.7 (6)	14.3
Number of common shares outstanding - basic	26,103,666	26,102,217	25,772,208	25,712,909	25,716,418	26,103,666	25,716,418
Number of common shares outstanding - diluted	26,281,849	26,336,871	26,000,216	25,891,225	25,967,575	26,281,849	25,967,575

ASSET QUALITY
Allowance for loan losses to loans held for investment	1.00%	1.01%	1.01%	1.00%	0.99%	1.00%	0.99%
Net charge-offs to average loans (5)	—	0.03	0.05	(0.04)	0.68	0.02	0.32
Non-performing assets to total assets	0.13	0.14	0.13	0.14	0.23	0.13	0.23

(1)Interest income on tax-exempt securities has been increased to reflect comparable interest on taxable securities. The rate used was 21% for all periods ending in 2018 and 35% for all periods ending in 2017, reflecting the statutory federal income tax rates. (2)Excludes gain on sale of trust company. (3)Excludes revaluation of net deferred tax asset. (4)Excludes effect of acquisition related intangibles. (5)Annualized. (6)Amounts are estimates as of 9/30/18.

ATLANTIC CAPITAL BANCSHARES, INC.
Consolidated Balance Sheets (unaudited)

	September 30,	June 30,	December 31,	September 30,
(in thousands, except share data)	2018	2018	2017	2017
ASSETS
Cash and due from banks	$28,007	$55,612	$38,086	$35,504
Interest-bearing deposits in banks	140,682	42,477	281,247	40,558
Other short-term investments	20,898	14,712	10,681	5,189
Cash and cash equivalents	189,587	112,801	330,014	81,251
Investment securities available-for-sale	465,756	453,968	449,117	447,005
Other investments	33,021	36,190	32,174	35,818
Loans held for sale	1,886	1,612	1,487	3,274
Loans held for investment	2,038,434	1,934,311	1,933,839	1,905,432
Less: allowance for loan losses	(20,443)	(19,583)	(19,344)	(18,870)
Loans held for investment, net	2,017,991	1,914,728	1,914,495	1,886,562
Premises and equipment, net	17,371	16,878	12,054	11,747
Bank owned life insurance	64,769	64,391	63,667	63,284
Goodwill and intangible assets, net	26,557	27,012	27,633	27,945
Other real estate owned	968	1,288	1,215	1,494
Other assets	64,815	61,806	59,565	80,032
Total assets	$2,882,721	$2,690,674	$2,891,421	$2,638,412

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
Noninterest-bearing demand	$653,816	$595,867	$732,442	$599,292
Interest-bearing checking	486,456	332,481	306,331	270,740
Savings	27,192	27,559	26,573	30,131
Money market	977,552	865,913	1,117,891	865,238
Time	155,689	152,111	138,612	144,250
Brokered deposits	79,119	92,656	128,816	193,994
Total deposits	2,379,824	2,066,587	2,450,665	2,103,645
Federal funds purchased and securities sold under agreements to repurchase	8,904	73,024	—	—
Federal Home Loan Bank borrowings	83,000	150,000	45,000	125,000
Long-term debt	49,662	49,620	49,535	49,493
Other liabilities	41,094	34,673	37,796	35,520
Total liabilities	2,562,484	2,373,904	2,582,996	2,313,658

SHAREHOLDERS' EQUITY
Preferred stock, no par value; 10,000,000 shares authorized; no shares issued and outstanding as of September 30, 2018, June 30, 2018, December 31, 2017, and September 30, 2017	—	—	—	—
Common stock, no par value; 100,000,000 shares authorized; 26,103,666, 26,102,217, 25,712,909, and 25,716,418 shares issued and outstanding as of September 30, 2018, June 30, 2018, December 31, 2017, and September 30, 2017	305,300	304,793	299,474	298,469
Retained earnings	33,357	26,844	12,810	28,147
Accumulated other comprehensive (loss) income	(18,420)	(14,867)	(3,859)	(1,862)
Total shareholders’ equity	320,237	316,770	308,425	324,754
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$2,882,721	$2,690,674	$2,891,421	$2,638,412

ATLANTIC CAPITAL BANCSHARES, INC.
Consolidated Statements of Income (unaudited)

(in thousands, except share and per share data)	Three months ended					Nine months ended
	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	September 30, 2018	September 30, 2017
INTEREST INCOME
Loans, including fees	$24,619	$23,779	$22,675	$22,043	$21,491	$71,073	$62,846
Investment securities available-for-sale	2,789	2,687	2,592	2,510	2,298	8,068	6,671
Interest and dividends on other interest‑earning assets	1,111	880	715	584	562	2,706	1,617
Total interest income	28,519	27,346	25,982	25,137	24,351	81,847	71,134

INTEREST EXPENSE
Interest on deposits	4,403	3,651	3,044	2,856	2,693	11,098	7,221
Interest on Federal Home Loan Bank advances	637	766	509	323	459	1,912	1,213
Interest on federal funds purchased and securities sold under agreements to repurchase	92	92	83	26	84	267	196
Interest on long-term debt	824	823	829	823	824	2,476	2,471
Total interest expense	5,956	5,332	4,465	4,028	4,060	15,753	11,101

NET INTEREST INCOME BEFORE PROVISION FOR LOAN LOSSES	22,563	22,014	21,517	21,109	20,291	66,094	60,033
Provision for loan losses	845	(173)	772	282	322	1,444	2,936
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	21,718	22,187	20,745	20,827	19,969	64,650	57,097

NONINTEREST INCOME
Service charges	1,278	1,308	1,192	1,206	1,247	3,778	3,870
Gains (losses) on sale of securities	—	(2)	—	17	(80)	(2)	(80)
Gains (losses) on sale of other assets	58	(166)	(46)	(46)	44	(154)	788
Mortgage income	315	363	304	290	320	982	965
Trust income	—	507	518	482	437	1,025	1,332
Derivatives income	20	20	114	94	(3)	154	62
Bank owned life insurance	379	378	369	384	384	1,126	1,146
SBA lending activities	882	997	1,302	843	888	3,181	3,286
Gains on sale of branches	—	—	—	—	—	—	302
Gain on sale of trust company	—	1,681	—	—	—	1,681	—
Other noninterest income	134	245	230	298	240	609	950
Total noninterest income	3,066	5,331	3,983	3,568	3,477	12,380	12,621

NONINTEREST EXPENSE
Salaries and employee benefits	10,152	10,921	12,077	13,298	10,409	33,150	32,077
Occupancy	1,288	1,211	1,355	1,156	1,129	3,854	3,433
Equipment and software	964	904	787	872	776	2,655	2,577
Professional services	803	960	832	1,280	1,595	2,595	3,472
Postage, printing and supplies	75	61	58	114	63	194	226
Communications and data processing	947	1,003	1,043	1,111	982	2,993	3,038
Marketing and business development	281	191	190	225	272	662	721
FDIC premiums	208	197	147	212	308	552	754
Merger and conversion costs	—	—	—	—	—	—	304
Amortization of intangibles	296	319	343	367	391	958	1,286
Foreclosed property/problem asset expense	12	2	282	7	7	296	117
Other noninterest expense	1,569	1,592	1,278	1,952	1,572	4,439	4,866
Total noninterest expense	16,595	17,361	18,392	20,594	17,504	52,348	52,871

INCOME BEFORE PROVISION FOR INCOME TAXES	8,189	10,157	6,336	3,801	5,942	24,682	16,847
Provision for income taxes	1,676	2,006	1,298	19,138	1,890	4,980	5,236
NET INCOME (LOSS)	$6,513	$8,151	$5,038	$(15,337)	$4,052	$19,702	$11,611

Net income (loss) per common share ‑ basic	$0.25	$0.31	$0.20	$(0.60)	$0.16	$0.76	$0.45
Net income (loss) per common share ‑ diluted	$0.25	$0.31	$0.19	$(0.60)	$0.16	$0.75	$0.45
Weighted average shares - basic	26,103,397	26,010,914	25,750,824	25,723,548	25,699,179	25,956,336	25,548,646
Weighted average shares - diluted	26,254,772	26,200,026	25,945,773	25,888,064	25,890,779	26,134,655	25,799,851

ATLANTIC CAPITAL BANCSHARES, INC.
Average Balance Sheets and Net Interest Margin Analysis
Selected Financial Information

	Three months ended
	September 30, 2018			June 30, 2018
(dollars in thousands; taxable equivalent)	Average Balance	Interest Income/ Expense	Tax Equivalent Yield/Rate	Average Balance	Interest Income/ Expense	Tax Equivalent Yield/Rate

Assets
Interest bearing deposits in other banks	$128,248	$647	2.00%	$97,501	$562	2.31%
Other short-term investments	21,985	157	2.83	9,262	64	2.77
Investment securities:
Taxable investment securities	385,834	2,315	2.38	378,291	2,212	2.35
Non-taxable investment securities(1)	75,514	571	3.00	76,343	573	3.01
Total investment securities	461,348	2,886	2.48	454,634	2,785	2.46
Total loans	1,963,817	24,619	4.97	1,927,063	23,779	4.95
FHLB and FRB stock	17,624	307	6.91	19,357	254	5.26
Total interest-earning assets	2,593,022	28,616	4.38	2,507,817	27,444	4.39
Non-earning assets	212,718			210,254
Total assets	$2,805,740			$2,718,071
Liabilities
Interest bearing deposits:
NOW, money market, and savings	1,333,701	3,491	1.04	1,254,153	2,798	0.89
Time deposits	154,507	551	1.41	148,134	385	1.04
Brokered deposits	67,937	361	2.11	100,425	468	1.87
Total interest-bearing deposits	1,556,145	4,403	1.12	1,502,712	3,651	0.97
Total borrowings	143,148	729	2.02	185,856	858	1.85
Total long-term debt	49,634	824	6.59	49,592	823	6.66
Total interest-bearing liabilities	1,748,927	5,956	1.35	1,738,160	5,332	1.23
Demand deposits	697,927			633,113
Other liabilities	38,796			34,255
Shareholders' equity	320,090			312,543
Total liabilities and shareholders' equity	$2,805,740			$2,718,071
Net interest spread			3.03%			3.16%
Net interest income and net interest margin(2)		$22,660	3.47%		$22,112	3.54%

Non-taxable equivalent net interest margin			3.45%			3.52%

(1) Interest revenue on tax-exempt securities has been increased to reflect comparable interest on taxable securities. The rate used was 21%, reflecting the statutory federal income tax rates.
(2) Tax equivalent net interest income divided by total interest-earning assets using the appropriate day count convention based on the type of interest-earning asset.

ATLANTIC CAPITAL BANCSHARES, INC.
Average Balance Sheets and Net Interest Margin Analysis
Selected Financial Information

	Nine months ended
	September 30, 2018			September 30, 2017
(dollars in thousands; taxable equivalent)	Average Balance	Interest Income/ Expense	Tax Equivalent Yield/Rate	Average Balance	Interest Income/ Expense	Tax Equivalent Yield/Rate

Assets
Interest bearing deposits in other banks	$101,502	$1,606	2.12%	$76,079	$614	1.08%
Other short-term investments	13,907	284	2.73	16,198	231	1.91
Investment securities:
Taxable investment securities	380,002	6,643	2.34	362,080	5,197	1.92
Non-taxable investment securities(1)	76,658	1,723	3.01	81,485	2,167	3.56
Total investment securities	456,660	8,366	2.45	443,565	7,364	2.22
Total loans	1,943,369	71,073	4.89	1,948,700	62,846	4.31
FHLB and FRB stock	18,291	816	5.96	19,147	772	5.39
Total interest-earning assets	2,533,729	82,145	4.33	2,503,689	71,827	3.84
Non-earning assets	209,518			215,830
Total assets	$2,743,247			$2,719,519
Liabilities
Interest bearing deposits:
NOW, money market, and savings	1,296,370	8,637	0.89	1,171,369	4,842	0.55
Time deposits	147,531	1,249	1.13	152,190	833	0.73
Brokered deposits	80,920	1,212	2.00	182,195	1,546	1.13
Total interest-bearing deposits	1,524,821	11,098	0.97	1,505,754	7,221	0.64
Total borrowings	161,892	2,179	1.80	196,352	1,409	0.96
Total long-term debt	49,592	2,476	6.68	49,423	2,471	6.68
Total interest-bearing liabilities	1,736,305	15,753	1.21	1,751,529	11,101	0.85
Demand deposits	656,807			624,923
Other liabilities	36,935			26,706
Shareholders' equity	313,200			316,361
Total liabilities and shareholders' equity	$2,743,247			$2,719,519
Net interest spread			3.12%			2.99%
Net interest income and net interest margin(2)		$66,392	3.50%		$60,726	3.24%

Non-taxable equivalent net interest margin			3.49%			3.21%

(1) Interest revenue on tax-exempt securities has been increased to reflect comparable interest on taxable securities. The rate used was 21% for the nine months ended September 30, 2018 and 35% for the nine months ended September 30, 2017, reflecting the statutory federal income tax rates.

(2) Tax equivalent net interest income divided by total interest-earning assets using the appropriate day count convention based on the type of interest-earning asset.

ATLANTIC CAPITAL BANCSHARES, INC.
Period End Loans

(dollars in thousands)	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	Linked Quarter Change	Year Over Year Change

Loans held for sale
Loans held for sale	$1,886	$1,612	$835	$1,487	$3,274	$274	$(1,388)
Total loans held for sale	$1,886	$1,612	$835	$1,487	$3,274	$274	$(1,388)

Loans held for investment
Commercial loans:
Commercial and industrial	$648,349	$610,024	$636,181	$615,359	$562,426	$38,325	$85,923
Commercial real estate:
Multifamily	115,254	99,140	99,227	99,553	91,219	16,114	24,035
Owner occupied	390,563	367,441	353,235	346,746	348,447	23,122	42,116
Investment	468,237	455,401	461,638	494,116	505,188	12,836	(36,951)
Construction and land:
1-4 family residential construction	4,381	6,178	6,571	6,906	9,644	(1,797)	(5,263)
Other construction, development, and land	155,400	140,026	139,333	108,589	122,436	15,374	32,964
Mortgage warehouse loans	27,838	38,352	44,575	39,981	41,551	(10,514)	(13,713)
Total commercial loans	1,810,022	1,716,562	1,740,760	1,711,250	1,680,911	93,460	129,111

Residential:
Residential mortgages	109,522	103,468	105,255	104,484	101,976	6,054	7,546
Home equity	66,847	66,974	70,712	76,244	78,773	(127)	(11,926)
Total residential loans	176,369	170,442	175,967	180,728	180,749	5,927	(4,380)

Consumer	33,540	32,231	30,966	29,393	31,750	1,309	1,790
Other	21,399	17,997	15,181	16,278	16,106	3,402	5,293
	2,041,330	1,937,232	1,962,874	1,937,649	1,909,516	104,098	131,814
Less net deferred fees and other unearned income	(2,896)	(2,921)	(3,453)	(3,810)	(4,084)	25	1,188
Total loans held for investment	$2,038,434	$1,934,311	$1,959,421	$1,933,839	$1,905,432	$104,123	$133,002

Total loans	$2,040,320	$1,935,923	$1,960,256	$1,935,326	$1,908,706	$104,397	$131,614

ATLANTIC CAPITAL BANCSHARES, INC.
Allowance for Loan Losses Activity and Credit Quality

	2018			2017
(dollars in thousands)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter

Balance at beginning of period	$19,583	$19,885	$19,344	$18,870	$21,870
Provision for loan losses	758	(173)	811	312	314
Provision for PCI loan losses	87	—	(39)	(30)	8
Loans charged-off:
Commercial and industrial	—	—	(126)	—	(3,292)
Commercial real estate	—	(50)	—	—	—
Construction and land	—	—	—	—	(16)
Residential mortgages	—	—	(70)	—	—
Home equity	—	(102)	(58)	—	(31)
Consumer	—	(10)	(3)	(13)	(7)
Other	—	—	—	—	—
Total loans charged-off	—	(162)	(257)	(13)	(3,346)
Recoveries on loans previously charged-off:
Commercial and industrial	—	—	19	192	1
Commercial real estate	—	28	—	—	—
Construction and land	—	—	—	1	15
Residential mortgages	—	—	—	—	—
Home equity	—	—	—	—	—
Consumer	15	5	7	12	8
Other	—	—	—	—	—
Total recoveries	15	33	26	205	24
Net charge-offs	$15	$(129)	$(231)	$192	$(3,322)
Balance at period end	$20,443	$19,583	$19,885	$19,344	$18,870

Loans held for investment
PCI Loans	$6,307	$10,620	$11,837	$11,754	$12,090
Non-PCI Loans	2,032,127	1,923,691	1,947,584	1,922,085	1,893,342
	$2,038,434	$1,934,311	$1,959,421	$1,933,839	$1,905,432

Non-performing loans - PCI	$750	$969	$1,217	$1,211	$1,289

Non-performing loans - Non-PCI	$2,716	$2,406	$2,501	$2,912	$4,553
Foreclosed properties (OREO)	968	1,288	927	1,215	1,494
Total nonperforming assets	$3,684	$3,694	$3,428	$4,127	$6,047

Allowance for loan losses to loans held for investment	1.00%	1.01%	1.01%	1.00%	0.99%
Net charge-offs to average loans (1)	—	0.03	0.05	(0.04)	0.68
Nonperforming loans as a percentage of total loans (2)	0.13	0.12	0.13	0.15	0.24
Nonperforming assets as a percentage of total assets (2)	0.13	0.14	0.13	0.14	0.23

(1)Annualized. (2)Excludes non-performing PCI loans.

ATLANTIC CAPITAL BANCSHARES, INC.
Period End Deposits

(dollars in thousands)	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	Linked Quarter Change	Year Over Year Change

DDA	$653,816	$595,867	$599,838	$732,442	$599,292	$57,949	$54,524
NOW	486,456	332,481	302,636	306,331	270,740	153,975	215,716
Savings	27,192	27,559	29,407	26,573	30,131	(367)	(2,939)
Money Market	977,552	865,913	911,449	1,117,891	865,238	111,639	112,314
Time	155,689	152,111	140,594	138,612	144,250	3,578	11,439
Brokered	79,119	92,656	112,376	128,816	193,994	(13,537)	(114,875)
Total Deposits	$2,379,824	$2,066,587	$2,096,300	$2,450,665	$2,103,645	$313,237	$276,179

Payments Clients	$258,320	$251,748	$311,943	$405,873	$239,079	$6,572	$19,241

Average Deposits

	2018			2017		Linked Quarter Change	Year Over Year Change
(dollars in thousands)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter

DDA	$697,927	$633,113	$638,730	$649,218	$628,029	$64,814	$69,898
NOW	389,649	364,362	329,171	338,741	291,810	25,287	97,839
Savings	27,257	28,239	29,609	29,851	30,236	(982)	(2,979)
Money Market	916,795	861,552	898,800	907,524	870,618	55,243	46,177
Time	154,507	148,134	139,788	140,921	143,862	6,373	10,645
Brokered	67,937	100,425	117,787	128,594	156,708	(32,488)	(88,771)
Total Deposits	$2,254,072	$2,135,825	$2,153,885	$2,194,849	$2,121,263	$118,247	$132,809

Payments Clients	$227,029	$219,016	$256,794	$234,558	$209,851	$8,013	$17,178

Noninterest bearing deposits as a percentage of average deposits	31.0%	29.6%	29.7%	29.6%	29.6%
Cost of deposits	0.77%	0.69%	0.57%	0.52%	0.50%

ATLANTIC CAPITAL BANCSHARES, INC.
Non-GAAP Performance and Financial Measures Reconciliation

	2018			2017		For the nine months ended September 30,
(in thousands, except share and per share data)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	2018	2017

Taxable equivalent interest income reconciliation
Interest income - GAAP	$28,519	$27,346	$25,982	$25,137	$24,351	$81,847	$71,134
Taxable equivalent adjustment	97	98	103	213	215	298	693
Interest income - taxable equivalent	$28,616	$27,444	$26,085	$25,350	$24,566	$82,145	$71,827

Taxable equivalent net interest income reconciliation
Net interest income - GAAP	$22,563	$22,014	$21,517	$21,109	$20,291	$66,094	$60,033
Taxable equivalent adjustment	97	98	103	213	215	298	693
Net interest income - taxable equivalent	$22,660	$22,112	$21,620	$21,322	$20,506	$66,392	$60,726

Taxable equivalent net interest margin reconciliation
Net interest margin - GAAP	3.45%	3.52%	3.49%	3.35%	3.23%	3.49%	3.21%
Impact of taxable equivalent adjustment	0.02	0.02	0.02	0.04	0.03	0.01	0.03
Net interest margin - taxable equivalent	3.47%	3.54%	3.51%	3.39%	3.26%	3.50%	3.24%

Operating noninterest income reconciliation
Noninterest income - GAAP	$3,066	$5,331	$3,983	$3,568	$3,477	$12,380	$12,621
Gain on sale of trust company	—	(1,681)	—	—	—	(1,681)	—
Operating noninterest income	$3,066	$3,650	$3,983	$3,568	$3,477	$10,699	$12,621

Operating income before income taxes reconciliation
Income before income taxes - GAAP	$8,189	$10,157	$6,336	$3,801	$5,942	$24,682	$16,847
Taxable equivalent adjustment	97	98	103	213	215	298	693
Gain on sale of trust company	—	(1,681)	—	—	—	(1,681)	—
Operating income before income taxes	$8,286	$8,574	$6,439	$4,014	$6,157	$23,299	$17,540

Operating income tax reconciliation
Income tax expense - GAAP	$1,676	$2,006	$1,298	$19,138	$1,890	$4,980	$5,236
Taxable equivalent adjustment	97	98	103	213	215	298	693
Gain on sale of trust company, tax expense	—	(420)	—	—	—	(420)	—
Revaluation of net deferred tax asset	—	—	—	(17,398)	—	—	—
Operating income tax expense	$1,773	$1,684	$1,401	$1,953	$2,105	$4,858	$5,929

Operating net income reconciliation
Net income (loss) - GAAP	$6,513	$8,151	$5,038	$(15,337)	$4,052	$19,702	$11,611
Gain on sale of trust company, net of income tax	—	(1,261)	—	—	—	(1,261)	—
Revaluation of net deferred tax asset	—	—	—	17,398	—	—	—
Operating net income	$6,513	$6,890	$5,038	$2,061	$4,052	$18,441	$11,611

Operating diluted earnings per share reconciliation
Diluted earnings (loss) per share - GAAP	$0.25	$0.31	$0.19	$(0.60)	$0.16	$0.75	$0.45
Net gain on sale of trust company	—	(0.05)	—	—	—	(0.04)	—
Revaluation of net deferred tax asset	—	—	—	0.68	—	—	—
Diluted earnings per share - operating	$0.25	$0.26	$0.19	$0.08	$0.16	$0.71	$0.45

ATLANTIC CAPITAL BANCSHARES, INC.
Non-GAAP Performance and Financial Measures Reconciliation

	2018			2017		For the nine months ended September 30,
(in thousands, except share and per share data)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	2018	2017

Tangible book value per common share reconciliation
Total shareholders’ equity	$320,237	$316,770	$307,059	$308,425	$324,754	$320,237	$324,754
Intangible assets	(23,367)	(23,662)	(24,050)	(24,393)	(24,760)	(23,367)	(24,760)
Total tangible common equity	$296,870	$293,108	$283,009	$284,032	$299,994	$296,870	$299,994
Common shares outstanding	26,103,666	26,102,217	25,772,208	25,712,909	25,716,418	26,103,666	25,716,418
Book value per common share - GAAP	$12.27	$12.14	$11.91	$11.99	$12.63	$12.27	$12.63
Tangible book value	11.37	11.23	10.98	11.05	11.67	11.37	11.67

Return on average equity reconciliation
Net income (loss) - GAAP	$6,513	$8,151	$5,038	$(15,337)	$4,052	$19,702	$11,611
Gain on sale of trust company, net of income tax	—	(1,261)	—	—	—	(1,261)	—
Revaluation of net deferred tax asset	—	—	—	17,398	—	—	—
Operating net income	$6,513	$6,890	$5,038	$2,061	$4,052	$18,441	$11,611
Average shareholders' equity	$320,090	$312,543	$306,821	$326,059	$323,832	$313,200	$316,361
Return on average equity - GAAP	8.07%	10.46%	6.66%	(18.66)%	4.96%	8.41%	4.91%
Return on average equity - operating	8.07	8.84	6.66	2.51	4.96	7.87	4.91

Return on average assets reconciliation
Net income (loss) - GAAP	$6,513	$8,151	$5,038	$(15,337)	$4,052	$19,702	$11,611
Gain on sale of trust company, net of income tax	—	(1,261)	—	—	—	(1,261)	—
Revaluation of net deferred tax asset	—	—	—	17,398	—	—	—
Operating net income	$6,513	$6,890	$5,038	$2,061	$4,052	$18,441	$11,611
Average assets	$2,805,740	$2,718,071	$2,704,822	$2,720,070	$2,701,387	$2,743,247	$2,719,519
Return on average assets - GAAP	0.92%	1.20%	0.76%	(2.24)%	0.60%	0.96%	0.57%
Return on average assets - operating	0.92	1.02	0.76	0.30	0.60	0.90	0.57

Efficiency ratio reconciliation
Noninterest income - GAAP	$3,066	$5,331	$3,983	$3,568	$3,477	$12,380	$12,621
Gain on sale of trust company	—	(1,681)	—	—	—	(1,681)	—
Operating noninterest income	$3,066	$3,650	$3,983	$3,568	$3,477	$10,699	$12,621
Noninterest expense - GAAP	$16,595	$17,361	$18,392	$20,594	$17,504	$52,348	$52,871
Net interest income	$22,563	$22,014	$21,517	$21,109	$20,291	$66,094	$60,033
Efficiency ratio	64.75%	67.65%	72.13%	83.45%	73.65%	68.17%	72.77%

Tangible common equity to tangible assets reconciliation
Total shareholders’ equity	$320,237	$316,770	$307,059	$308,425	$324,754	$320,237	$324,754
Intangible assets	(23,367)	(23,662)	(24,050)	(24,393)	(24,760)	(23,367)	(24,760)
Total tangible common equity	$296,870	$293,108	$283,009	$284,032	$299,994	$296,870	$299,994

Total assets	$2,882,721	$2,690,674	$2,718,665	$2,891,421	$2,638,412	$2,882,721	$2,638,412
Intangible assets	(23,367)	(23,662)	(24,050)	(24,393)	(24,760)	(23,367)	(24,760)
Total tangible assets	$2,859,354	$2,667,012	$2,694,615	$2,867,028	$2,613,652	$2,859,354	$2,613,652
Tangible common equity to tangible assets	10.38%	10.99%	10.50%	9.91%	11.48%	10.38%	11.48%